Rule 497(e)

Registration Nos. 333-207937 and 811-23108

Amplify ETF Trust
(the “Trust”)

Amplify EASI Tactical Growth ETF

(the “Fund”)

June 12, 2020

Supplement To the Fund’s Prospectus and
Statement of Additional Information, Each Dated March 2, 2020,
and the Fund’s Summary Prospectus dated March 3, 2020

On June 9, 2020, the Board of Trustees of the Trust (the “Board”) voted to terminate and liquidate the Fund. After the close of business on July 2, 2020, subject to applicable law, the Fund will no longer accept creation orders. Trading in shares of the Fund will be halted prior to market open on July 6, 2020. Effective on or about June 29, 2020, the Fund will begin liquidating its portfolio assets. In doing so, the Fund will increase its cash holdings and deviate from its investment objective and strategies stated in the Fund’s prospectus. The proceeds of the liquidation are currently scheduled to be sent to shareholders on or about July 9, 2020.

When the Fund commences liquidation of its portfolio, the Fund may hold cash and securities that may not be consistent with the Fund’s investment objective and strategy. Furthermore, during the time between market open on July 6, 2020 and July 9, 2020, because shares of the Fund will not be traded on the NYSE Arca, Inc. (the “NYSE Arca”), we cannot assure you that there will be a trading market for your shares.

Shareholders may sell their shares of the Fund on NYSE Arca until the market close on July 2, 2020 and may incur typical transaction fees from their broker-dealer. At the time the liquidation of the Fund is complete, shares of the Fund will be individually redeemed. If you still hold shares as of July 9, 2020, the Fund will automatically redeem your shares for cash at the current net asset value. Shareholders generally recognize a capital gain or loss on the redemptions. The Fund may or may not, depending upon the Fund’s circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments. Please consult your personal tax advisor about the potential tax consequences.

If you have additional questions, please call (855) 267-3837.

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